THIS WARRANT AND ANY SECURITIES ISSUED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND ANY SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT AND ANY SECURITIES ISSUED UPON EXERCISE HEREOF UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CARDIOPULMONARY CORP. THAT SUCH REGISTRATION IS NOT REQUIRED. ALL SECURITIES ISSUED UPON EXERCISE HEREOF SHALL CONTAIN A LEGEND SUBSTANTIALLY IN THE FORM HEREOF.

                                                          Right to Purchase up
                                                          to __________ Shares
                                                            of Common Stock of
                                                         Cardiopulmonary Corp.
                                                          (as adjusted herein)

No. W-

                              CARDIOPULMONARY CORP.

                          Common Stock Purchase Warrant

     CARDIOPULMONARY CORP., a Delaware corporation (the "COMPANY") hereby certifies that, for value received, ____________________, or its successors or registered assigns (the "HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 p.m., Eastern time, on the Expiration Date (as hereinafter defined), that number of fully paid and nonassessable shares of Common Stock of the Company as shall be equal to the Warrant Number (as hereinafter defined), at a purchase price per share (as the same may be adjusted from time to time, the "PURCHASE PRICE") equal to $5.00. The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "COMMON STOCK" includes (i) the Company's Common Stock as authorized on the Issue Date, (ii) any other capital stock of any class or classes (however designated) of the Company, authorized on or after such date, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and (iii) any other securities into which or for which any of the securities described in clause (i) or (ii) of this subsection may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (b) The term "COMPANY" shall include Cardiopulmonary Corp. and any corporation that shall succeed to or assume the obligations of Cardiopulmonary Corp. hereunder.

          (c) The term "EXPIRATION DATE" shall mean May 17, 2001.

          (d) The term "ISSUE DATE" shall mean May 17, 1996.

          (e) The term "OTHER SECURITIES" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the Holder at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

          (f) The term "WARRANT NUMBER" shall mean, subject to adjustment as provided in Section 6 below, the number of shares of Common Stock for which this Warrant is exercisable, as set forth above.

          (g) The term "WARRANT SHARES" shall mean shares of Common Stock issuable upon exercise of this Warrant.

     1. EXERCISE OF WARRANT.

     This Warrant may be exercised in full or in part at any time or from time to time from the Issue Date until the Expiration Date by the Holder by surrender of this Warrant and the subscription form annexed hereto (duly executed) by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. Payment may also be made by delivery of shares of the Company's Common Stock or Preferred Stock having an aggregate fair market value (as determined in good faith by the Board of Directors) equal to the Purchase Price on the date of exercise. On any partial exercise the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

     2. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within ten days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value (as determined in good faith by the Board of Directors), of one full share (less such fractional exercise price with respect to such shares), together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK OR PROPERTY; RECLASSIFICATION. In case at any time or from time to time the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

          (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

          (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

          (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 3) which the Holder would hold on the date of such exercise if on the Issue Date the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subsections (b) and (c) of this Section 3) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

     4. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER.

     (a) In case at any time or from time to time, the Company shall (i) effect a reorganization or (ii) consolidate with or merge into any other person, then, in each such case, the Holder, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which the Holder would have been entitled upon such consummation as the case may be, if the Holder had so exercised this warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 3 and 5.

     (b) Upon any reorganization, consolidation or merger referred to in this
Section 4 (except as set forth in the second parenthetical in Section 6(c)), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger, as the case may be, and shall be binding upon the issuer of any such stock or other securities.

     5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall
(a) issue additional shares of the Common stock as a dividend or other distribution on outstanding Common stock, (b) subdivide or reclassify its outstanding shares of Common Stock, or (c) combine its outstanding shares of Common stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and
(ii) the denominator is the Purchase Price in effect on the date of such exercise.

     6. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment due to such event. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all of the Warrants from time to time outstanding, and (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall, pursuant to Section 5 hereof, expressly assume in writing and will be bound by all the terms of this Warrant (except where the consideration with respect to such merger is cash or publicly-listed securities).

     7. CHIEF FINANCIAL OFFICERS' CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Chief Financial Officer of the Company will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment, the Purchase Price resulting therefrom and the increase or decrease, if any, or the number of shares purchasable at such price upon exercise of the Warrant, and showing in detail the facts and computation upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to each registered holder of this Warrant, and will, on the written request at any time of the Holder, furnish to the Holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

     8. NOTICES OF RECORD DATE. In the event of

          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of the Company with or into, any other person, or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or deliver or cause to be mailed or delivered to the registered holder of this Warrant a notice specifying
(i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

     9. RESERVATION OF STOCK ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

     10. TRANSFER OF WARRANT. Subject to applicable federal and state securities laws, the transfer of this Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder in person or by the Holder's duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner and holder hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the registration of transfer hereof on the books of the Company; and until due presentment for registration of transfer on such books the Company may treat the registered holder hereof as the owner and holder for all purposes, and the Company shall not be affected by notice to the contrary.

     11. REGISTER OF WARRANTS. The Company shall maintain, at its principal office (or such other office as it may designate by notice to the Holder), a register for the Warrants, in which the Company shall record the name and address of the person in whose name a Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.

     12. EXCHANGE OF WARRANTS. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in
Section 11, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

     13. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor; provided, however, if the registered holder of this Warrant is the original holder of this Warrant on the Issue Date, its nominee, or any of its officers, directors or general partners, and this Warrant is lost, stolen or destroyed, the affidavit of the President, a director or a general partner of the registered holder setting forth the circumstances with respect to such loss, theft or destruction shall be accepted as satisfactory evidence thereof, and no indemnity bond or other security shall be required as a condition to the execution and delivery by the Company of a new Warrant in replacement of such lost, stolen or destroyed Warrant other than the registered holder's written agreement to indemnify the Company.

     14. WARRANT AGENT. The Company may, by written notice to the registered holder of this Warrant, appoint an agent having an office in the United States, for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 12, and replacing this Warrant pursuant to Section 13, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     15. REGISTRATION RIGHTS. The Warrant Shares shall have registration rights in accordance with the terms and provisions of that certain Registration Rights Agreement dated as of May ___, 1996, which agreement shall be deemed incorporated into this Warrant.

     16. REMEDIES. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     17. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of this Warrant.

     18. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     19. NOTICES. All notices and other communications from the Company to the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, or delivered by a nationally-recognized overnight courier service, at the address of the Holder as shown on the books of the Company or such other address as may have been furnished to the Company in writing by the Holder.

     20. INVESTMENT REPRESENTATIONS. The Holder (and each subsequent Holder by accepting this Warrant) represents to the Company that this Warrant is being acquired for the Holder's own account and for the purpose of investment and not with a view to, or in connection with, the resale, transfer or other distribution thereof, nor with any present intention of reselling, transferring or otherwise distributing the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering of this Warrant. The Holder agrees that the Company has furnished to the Holder all information which the Holder considered necessary to form a decision concerning the purchase of this Warrant, and no valid request to the Company by the Holder for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date hereof. The Holder asserts that it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of the Warrant, and is able to bear the economic risk of the investment. The Holder (and each subsequent Holder by accepting this Warrant) also represents and warrants that it is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

     21. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the general corporate laws of the State of Delaware and the internal domestic laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

Dated:  May 17, 1996                      CARDIOPULMONARY CORP.

                                          By:
                                              ---------------------------------
                                                   James W. Biondi
                                                   Chief Executive Officer

Attest:

By:
    ----------------------------------

                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

CARDIOPULMONARY CORP.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ________________ shares of Common Stock of CARDIOPULMONARY CORP. and herewith makes payment of $__________________ therefor in cash, and requests that the certificates for such shares be issued in the name of, and delivered to _______________________ whose address is________________________________________
____________________________.

Dated:
                                          --------------------------------------
                                          (Signature must conform to name of
                                          holder as specified on the face of the
                                          Warrant)

                                          --------------------------------------

                                          --------------------------------------
                                                                       (Address)

Signed in the presence of:

- -------------------------------


                            -------------------------

                               FORM OF ASSIGNMENT
                  (To be signed only upon transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto ______________________________________ the right represented by the within Warrant to purchase ________________ shares of Common Stock of CARDIOPULMONARY CORP. to which the within Warrant relates, and appoints _________________________ Attorney to transfer such right on the books of CARDIOPULMONARY CORP. with full power of substitution in the premises.

Dated:

                                         (Signature must conform to name of
                                         holder as specified on the face of the
                                         Warrant)

                                         ---------------------------------------

                                         ---------------------------------------
                                                                       (Address)

Signed in the presence of:

- -------------------------------